UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dine Brands Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C 1234567890 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) Online ADD 1 Go to www.envisionreports.com/DIN or scan the ADD 2 QR code — login details are located in the ADD 3 ADD ADD 5 4 shaded bar below. ADD 6 Votes submitted electronically must be received by 11:59 P.M., Eastern time, on May 11, 2022. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Dine Brands Global, Inc. Annual Meeting of Stockholders to be Held on May 12, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: www.envisionreports.com/DIN Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/DIN. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 29, 2022 to facilitate timely delivery. 2 N O T C O Y + 03M34B

Stockholder Meeting Notice The 2022 Annual Meeting of Stockholders of Dine Brands Global, Inc. will be held on Thursday, May 12, 2022, 8:00 a.m., Eastern Time, at Essex House, 160 Central Park S., New York, NY 10019. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4 and AGAINST Proposals 5 and 6. 1. To elect ten directors named in the proxy statement to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified. 2. Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022. 3. Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers. 4. Approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder. 5. Stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages. 6. Stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/DIN. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Dine Brands Global, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 29, 2022.